                                                                EXHIBIT 24.1
                                                                ------------



                               POWER OF ATTORNEY
                               -----------------

    The undersigned director and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Peter B. Hamilton and Victoria J. Reich and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1996 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his name.


     Capacity                       Signature                   Date
     --------                       ---------                   ----



Chairman of the Board,             /s/ Peter N. Larson        February 11, 1997
Chief Executive Officer            ---------------------
(Principal Executive               Peter N. Larson
Officer) and Director


Senior Vice President              /s/ Peter B. Hamilton      February 11, 1997
and Chief Financial Officer        ---------------------
(Principal Financial Officer)      Peter B. Hamilton


Vice President and Controller      /s/ V. J. Reich            February 11, 1997
(Principal Accounting Officer)     --------------------
                                   Victoria J. Reich


Director                           /s/ Nolan D. Archibald     February 11, 1997
                                   ----------------------
                                   Nolan D. Archibald


Director                           /s/ Michael J. Callahan    February 11, 1997
                                   -----------------------
                                   Michael J. Callahan
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    Capacity                      Signature                      Date
    --------                      ---------                      ----


Director                      /s/ J. P. Diesel                 February 11, 1997
                              --------------------------
                              John P. Diesel


Director                      /s/ M. A. Fernandez              February 11, 1997
                              --------------------------
                              Manuel A. Fernandez


Director                      /s/ Peter Harf                   February 11, 1997
                              --------------------------
                              Peter Harf


Director                      /s/ Geo D. Kennedy               February 11, 1997
                              --------------------------
                              George D. Kennedy


Director                      /s/ B. K. Koken                  February 11, 1997
                              --------------------------
                              Bernd K. Koken


Director                      /s/ Jay W. Lorsch                February 11, 1997
                              --------------------------
                              Jay W. Lorsch


Director                      /s/ Bettye Martin Musham         February 11, 1997
                              --------------------------
                              Bettye Martin Musham


Director                      /s/ Jack F. Reichert             February 11, 1997
                              --------------------------
                              Jack F. Reichert


Director                      /s/ Kenneth Roman                February 11, 1997
                              ----------------------------
                              Kenneth Roman


Director                      /s/ Roger W. Schipke             February 11, 1997
                              ---------------------------
                              Roger W. Schipke